NATIONWIDE VARIABLE INSURANCE TRUST
American Funds NVIT Growth Fund
American Funds NVIT Global Growth Fund
American Funds NVIT Growth-Income Fund
American Funds NVIT Asset Allocation Fund
American Funds NVIT Bond Fund

Supplement dated October 11, 2019
to the Prospectus dated April 30, 2019

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

American Funds NVIT Asset Allocation Fund

Effective immediately, the Prospectus is amended as follows:

1.	The following is added after the sixth paragraph under the section entitled “Objective and Principal Investment Strategies” on page 26 of the Prospectus:

The Master Asset Allocation Fund may also lend portfolio securities to brokers, dealers and other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned.

2.	The following is added after the last paragraph under the section entitled “Risks of Investing in the Funds” on page 36 of the Prospectus:

Additional Risks Associated with the American Funds NVIT Asset Allocation Fund

Lending of portfolio securities risk – Securities lending involves risks, including the risk that loaned securities may not be returned in a timely manner or at all and/or the risk of a loss of rights in the collateral if a borrower or the lending agent defaults.  These risks could be greater for non-U.S. securities.  Additionally, the Master Asset Allocation Fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE